UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report (Date of earliest event reported):     February 14, 2006

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	01-14294	22-2545165
(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation)

55 UNION BOULEVARD, TOTOWA, NJ	07512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:      973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 14, 2006, Angelo J. Genova was elected to the Board of Directors of Greater Community Bancorp (the “Company”). Mr. Genova is an attorney with the law practice of Genova, Burns & Vernoia, of Livingston, Red Bank and Camden, New Jersey and New York, New York, which has provided professional services to the Company. There was no arrangement or understanding between Mr. Genova and any other person pursuant to which Mr. Genova was selected as a director. Mr. Genova has not been named as member of any Board committee at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
(Registrant)

Date:	February 16, 2006	/s/ Stephen J. Mauger
(Signature)
Stephen J. Mauger
Senior Vice President and Chief Financial Officer